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DATED JULY 11, 2005

COST-U-LESS CAYMAN HOLDINGS

AND

CAYMAN DRUG LIMITED

AND

CAYMAN COST-U-LESS LIMITED

AND

NAUL BODDEN and ROBERT BODDEN

________________________________

SHAREHOLDERS AGREEMENT
________________________________

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CONTENTS

	Recitals	4

1.	Definitions and Interpretation	5
2.	The Company	10
3.	First Closing	11
4.	Share Capital and Financing	12
5.	Obligations between First Closing and Second Closing	12
6.	Conditions to Second Closing	13
7.	Second Closing	14
8.	Intellectual Property Matters	15
9.	Representations and Warranties	16
10.	CULS Call Option	18
11.	Cayman Drug Put Option	19
12.	Buy Out Price	20
13.	CULS Drag Along Right	20
14.	Company Sale	21
15.	Dividends and other Distributions	21
16.	Buy Out Events and Sell Out Events	21
17.	Restrictive Covenants	23
18.	No Conflict	23
19.	Provision of Financial Statements	24
20.	Annual Audit	24
21.	Confidentiality	25
22.	Guarantee	26
23.	Supremacy of this Agreement	26
24.	Costs	26
25.	No Partnership or Agency	26
26.	Entire Agreement	26
27.	Mutual consultation and goodwill	27
28.	Notices	27
29.	Assignment	28

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30.	Waiver	28
31.	Survival and validity	29
32.	Termination Right	29
33.	Authority of NB and RB	29
34.	Governing Law, etc.	30
35.	Counterparts	30
36.	No Inferences	30

THE SCHEDULES

1.	Memorandum and Articles of Association of the Company
2.	Management Services Agreement
3.	Financial Statements
4.	Loan and Security Agreements

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THIS SHAREHOLDERS AGREEMENT is made on July 11, 2005

BETWEEN:

(1)

Cost-U-Less Cayman Holdings, an exempted company incorporated under the laws of the Cayman Islands having its registered office at the offices of M&C Corporate Services Limited, PO Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands (“CULS”);

(2)

Cayman Drug Limited, a company incorporated in the Cayman Islands and having its registered office at the offices of Close Trustees (Cayman) Limited, P.O. Box 1034GT, Harbour Place, 103 South Church Street, George Town, Grand Cayman, Cayman Islands ("Cayman Drug");

(3)

Cayman Cost-U-Less Limited, a company incorporated under the laws of the Cayman Islands having its registered office at the offices of M&C Corporate Services Limited, PO Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands (the “Company”);

(4)	Naul Bodden of c/o NCB Consulting Ltd, PO Box 1168 GT, Grand Cayman, Cayman Islands (“NB”); and

(5)	Robert Bodden of c/o NCB Consulting Ltd, PO Box 1168 GT, Grand Cayman, Cayman Islands (“RB”).

WHEREAS:

(A)	The parties have formed the Company as a new company to be jointly-owned by CULS and Cayman Drug to own and operate one Cost-U-Less retail and wholesale store in the Cayman Islands.

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(B)

The Company has obtained such licences as are required under Cayman Islands law (other than a Pharmacy Licence) for CULS to beneficially own 60 per cent of the Company and for the Company to carry on its proposed retail and wholesale business.

(C)	The parties intend that for a 60 per cent interest in the Company, CULS shall contribute US$600 at First Closing and an additional *(REDACTED) at Second Closing (if it occurs).

(D)	The parties intend that Cayman Drug will contribute US$400 at First Closing and *(REDACTED) at Second Closing (if it occurs).

(E)	*(REDACTED)

(F)	*(REDACTED)

(G)	RB has contracted to acquire, through a development company which he controls, leasehold title to the land on which the parties intend to locate the Company’s proposed store.

(H)

The parties intend that the Company or RB shall construct or procure the construction of the proposed store on such land, and that the Company will enter into a long-term lease of the Store or, if the Company is responsible for developing the Store, the Site with RB’s development company.

(I)

The parties are entering into this Agreement to set out the terms governing their relationship as direct or indirect shareholders in the Company; and the Company has joined in this Agreement for the purposes of confirming its compliance with the parties’ agreements in relation to it.

NOW IT IS AGREED as follows:

1	Definitions and Interpretation

1.1	In this Agreement, including the Schedules, the following words and expressions shall have the meanings set opposite them respectively, unless the context otherwise requires:

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*(REDACTED);

“Affiliate” means in relation to any company, a person who, directly or indirectly, controls, is controlled by, or is under common control with such company;

“Board” means the Board of Directors of the Company;

“Bodden Account” means such account as Cayman Drug may notify in writing to CULS and/or the Company from time to time;

“Business Day” means a day (not being a Saturday or Sunday) on which the banks are open for business in the State of Washington, U.S.A and in the Cayman Islands;

“Buy Out Date” means the fifth anniversary of the date of this Agreement and every successive anniversary thereof (and in each such case includes the 20 Business Days immediately following such date);

“Buy Out Event” means any of the events listed in Clause 16.1;

“Buy Out Price” means the price calculated in accordance with Clause 12;

“Call Exercise Date” has the meaning given in Clause 10.1;

“Call Notice” has the meaning given in Clause 10.1;

“Call Option” has the meaning given in Clause 10.1;

“Call Shares” has the meaning given in Clause 10.1;

“Cayman Drug Business” means the pharmacy licence held by Cayman Drug, all the books and records of Cayman Drug relating to the business carried on by it (including, without limitation, all pharmacy lists) and any other assets of Cayman Drug (including, without limitation, any inventory) nominated by CULS prior to Second Closing other than any cash in hand or at bank;

“CD Premium” has the meaning given in Clause 3;

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“Class A Shares” means voting preference shares of a nominal or par value of $1.00 each in the capital of the Company;

“Class B Shares” means non-voting ordinary shares of a nominal or par value of $1.00 each in the capital of the Company;

“CULS Parent” means Cost-U-Less, Inc., the ultimate parent company of CULS;

“CULS Premium” has the meaning given in Clause 3;

“Directors” means the directors, or the sole director, for the time being of the Company;

“Distribution Date” shall mean the last Business Day in each financial quarter of CULS Parent or such other dates as CULS and Cayman Drug may agree from time to time;

“Drag Along Date” has the meaning given in Clause 13.1;

“Drag Along Notice” has the meaning given in Clause 13.1;

“Drag Along Shares” has the meaning given in Clause 13.1;

“Existing CD Shares” has the meaning given in Clause 2.2;

“First Closing” means completion of the subscription by CULS for 600 Class A Shares and 400 Class B Shares respectively in accordance with Clause 3 of this Agreement;

“Financial Statements” means the financial statements of Cayman Drug in the form attached as Schedule 3;

“Inventory” means the inventory, equipment and other items which may be contributed to the Company by CULS under this Agreement;

“Lease” has the meaning given in Clause 5.2;

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“Loan and Security Agreements” the loan and security agreements in a form similar to the form attached as Schedule 4;

“Management Services Agreement” means the agreement to be entered into between the Company and CULS for the provision of management services and the licensing of certain intellectual property rights to the Company, an agreed final draft of which is attached as Schedule 2;

“Memorandum” and “Articles” means the Memorandum and Articles of Association of the Company;

“Pharmacy Licence” means a licence to operate a retail pharmacy business granted pursuant to The Pharmacy Law 1991 of the Cayman Islands;

“Put Exercise Date” has the meaning given in Clause 11.1;

“Put Notice” has the meaning given in Clause 11.1;

“Put Option” has the meaning given in Clause 11.1;

“Put Shares” has the meaning given in Clause 11.1;

“Register of Members” means the register of members of the Company;

“Registered Office” means the registered office for the time being of the Company;

“Second Closing” means the paying up of the CULS Premium and, if applicable, the *(REDACTED) and of the CD Premium by Cayman Drug in accordance with Clause 7 on the Second Closing Date;

“Second Closing Date” means the date on which the Store opens for business to the public or, if later, the date five Business Days after the date on which all the conditions to Second Closing have been satisfied or waived, or such other date as the parties may agree;

“Sell Out Event” means any of the events listed in Clause 16.2;

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“Share” and “Shares” means Class A Shares and/or Class B Shares, as the context may require, and includes a fraction of a Share;

“Shareholder” means each of CULS and Cayman Drug;

“Site” means the proposed location of the Store in Grand Cayman, being at West Bay Beach North, Block 11D, Parcel 4/1/5;

“Statute” means the Companies Law (2004 Revision) of the Cayman Islands and every modification or re-enactment thereof for the time being in force;

“Store” means the proposed Cost-U-Less warehouse store to be constructed on the Site;

“written” and “in writing” import all methods of representing, reproducing or communicating words or numerals in permanent visible form, including printing, lithography, photography, telecopying and telexing; and

“year” means calendar year.

1.2	In this Agreement where the context permits:

(a)	References to “US$” or “US dollars” are to the currency of the United States of America unless otherwise specified;

(b)	words importing the singular number include the plural and vice versa;

(c)	words importing the masculine gender include the feminine gender and vice versa;

(d)	words importing persons include companies or associations or bodies of persons, corporate or unincorporate;

(e)	references to the “parties” are to the parties to this Agreement;

(f)	the word “may” is permissive; the word “shall” is imperative;

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(g)	references to documents or agreements in “agreed form” means as agreed by the Shareholders at the date of this Agreement;

(h)	a reference to a statutory provision shall be deemed to include any amendment or re-enactment thereof; and

(i)	references to Schedules are to the Schedules to this Agreement.

1.3	The headings in this Agreement are for ease of reference only and shall not affect its construction or interpretation.

2	The Company

2.1	The parties acknowledge and agree that the Company has the following characteristics at the date hereof:

(a)	the Company is a Cayman Islands ordinary resident company limited by shares;

(b)	the Memorandum and Articles of the Company are in the agreed form set out in Schedule 1;

(c)	the Company has an authorised share capital of US$50,000 divided into 50,000 Shares of a nominal or par value of US$1.00 each, which Shares may be issued as Class A Shares or Class B Shares;

(d)	the Registered Office of the Company is at the offices of M&C Corporate Services Limited, PO Box 309GT, George Town, Grand Cayman, Cayman Islands;

(e)	the name of the Company is “Cayman Cost-U-Less Limited”; and

(f)	the Company holds (i) a licence under the Local Companies (Control) Law (1999 Revision) permitting CULS to own at least 60% of the issued share capital of the Company and (ii) a licence under the Trade and Business Licensing Law (2003 Revision) permitting it to carry on a wholesale and retail business at the Site.

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2.2	The parties acknowledge that prior to the date of this Agreement the Company has issued only two shares, one registered in the name of RB, the second registered in the name of NB (the “Existing CD Shares”).

3	First Closing

First Closing shall take place at the offices of Maples and Calder, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands immediately after the parties have entered into this Agreement. At First Closing:

(a)	The Existing CD Shares shall be designated by a resolution of the Board as Class B Shares and shall be transferred by RB and NB to Cayman Drug.

(b)	CULS shall subscribe unconditionally for 600 Class A Shares at an aggregate subscription price of *(REDACTED), the nominal value of which (being US$600) shall be paid up in cash at First Closing and the remainder (being the “CULS Premium”) shall be paid up at Second Closing (the conditions to Second Closing having been satisfied or waived) in accordance with Clause 7;

(c)

Cayman Drug shall subscribe unconditionally for 398 Class B Shares, which will result in Cayman Drug holding 400 Class B Shares in aggregate at an aggregate subscription price of *(REDACTED), the nominal value of which (being US$400) shall be paid up in cash at or before First Closing and the remainder (the “CD Premium”) shall be paid up at Second Closing (the conditions to Second Closing having been satisfied or waived) in accordance with Clause 7;

(d)

The parties shall procure that the Company allots and issues credited as fully paid, sufficient Class A Shares and Class B Shares such that immediately following First Closing the shareholdings recorded in the Register of Members of the Company shall be as follows:

(i)	600 Class A Shares will be registered in the name of CULS; and

(ii)	400 Class B Shares to will be registered in the name of Cayman Drug; and

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(e)	the parties shall procure that all necessary resolutions of the Company or the Board are passed such that immediately following First Closing, there shall be three directors of the Company who shall be those nominated by CULS, two of whom as A Directors and one of whom as the B Director, in accordance with and as defined in the Articles.

4	Share capital and financing

4.1	The Company shall, in accordance with and following completion of the events and transactions referred to in Clause 3, have paid up share capital of US$1,000. The Company’s issued shares will, immediately following First Closing, consist of 600 Class A Shares owned by CULS and 400 Class B Shares owned by Cayman Drug, all of a nominal or par value of US$1.00 each.

4.2	For the avoidance of doubt, if Second Closing does not take place in accordance with this Agreement neither the CULS Premium, the *(REDACTED) nor the CD Premium shall become payable.

4.3	The Company shall be free to obtain financing from third party lenders or either shareholder on such terms as its directors deem appropriate, which will be based on terms that the Company could obtain from a third party lender on an unguaranteed basis and, in the case of CULS, may be pursuant to a loan and security agreement similar to the terms of the Loan and Security Agreements (which will be adjusted to incorporate the terms that the Company could obtain from a third party lender on an unguaranteed basis).

5	Obligations between First Closing and Second Closing

5.1	Cayman Drug undertakes that between First Closing and Second Closing it will continue to operate its business in the ordinary course as such business is currently carried on at the date of this Agreement, and in particular it will not:

(i)	take any action that might reasonably be expected to result in a revocation or impairment of Cayman Drug’s Pharmacy Licence; or

(ii)	take any action that might reasonably be expected to have a material adverse effect on the goodwill or profitability of its business.

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5.2	RB and the Company shall negotiate the terms of a long-term lease of the Store or, if CULS has agreed that the Company shall develop the Store, the Site (the “Lease”), which lease shall be on terms acceptable to CULS and any relevant third party provider of finance to CULS, the Company or any of their Affiliates. If the Lease is a lease of the Site only, the Lease shall also contain a right of first refusal in favour of RB, in the event that the Company decides to sell the Store, on terms reasonably acceptable to RB. Upon agreement by RB, the Company and CULS of the terms of the Lease, RB shall procure that the leasehold owner of the Site enters into the Lease.

5.3	RB shall procure that all required planning permissions or other regulatory consents are obtained to enable the Store to be constructed.

5.4	Either RB will procure the building of the Store, or, if RB elects not to build the Store, *(REDACTED) pursuant to Clause 5.6 and CULS having given its consent, the Company shall procure the building of the Store.

5.5	*(REDACTED)

(i)	*(REDACTED)

(ii)	*(REDACTED)

5.6	Subject to the consents referred to in Clause 5.5 having been obtained, *(REDACTED), the nominal value of which *(REDACTED) shall be paid up at the time of issue and the remainder *(REDACTED) shall be paid up at Second Closing (the conditions to Second Closing having been satisfied or waived) in accordance with Clause 7. *(REDACTED)

5.7	RB, NB and Cayman Drug shall promptly make available such documentation and other materials as CULS or the Company may reasonably request to fulfil their due diligence requirements in connection with the Company’s negotiation of the Lease and their proposed acquisitions of the Cayman Drug Business at Second Closing.

6	Conditions to Second Closing

6.1	Second Closing shall be conditional on:

(a)	agreement and entry into the Lease in accordance with Clause 5.2;

(b)	all planning permissions or other regulatory consents required to permit the construction of the Store (in a form reasonably satisfactory to CULS) by or on behalf of the Company having been obtained;

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(c)	the Store having been constructed (in a form reasonably satisfactory to CULS) and being in a fit condition to open to the public;

(d)	the undertakings set out in Clause 5.1 not having been breached;

(e)	all necessary regulatory consents having been obtained for the transfer of the Cayman Drug Business to CULS and then to the Company with effect from Second Closing (including the transfer of the Pharmacy Licence held by Cayman Drug to the Company, on behalf of CULS and itself, or the grant of a new Pharmacy Licence to the Company at the expense of Cayman Drug, in either case permitting the Company to carry on a retail pharmacy business at the Store) on terms and conditions satisfactory to CULS;

(f)	*(REDACTED) having been issued by the Company to CULS pursuant to Clause 5.6 or *(REDACTED); and

(g)	the Management Services Agreement shall have been entered into by the parties thereto.

6.2	The conditions to Second Closing set out in Clause 6.1 may only be waived by the written consent of each of the parties, except that the conditions set out in Clauses 6.1(d), (e), (f) and (g) may be waived by the sole written consent of CULS.

7	Second Closing

7.1	Second Closing shall take place on the Second Closing Date. At Second Closing:

(a)	Cayman Drug shall transfer the Cayman Drug Business to CULS in consideration of the payment by CULS to Cayman Drug of *(REDACTED) in cash;

(b)	Cayman Drug shall pay up the CD Premium by the payment of *(REDACTED) in cash to the Company; and

(c)	CULS shall pay up the CULS Premium *(REDACTED) by (i) transfer to the Company of the Cayman Drug Business, which for such purposes shall be valued at *(REDACTED), and, as to any additional amount by (ii) physical or constructive delivery to the Company of Inventory, which for such purposes shall be valued at its cost to CULS or, if CULS so elects, by payment in cash or by capitalisation of all or part of any outstanding debt owed by the Company to CULS.

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7.2	Any amount contributed to the Company by CULS pursuant to Clause 7.1(c) in excess of the amount of CULS Premium *(REDACTED), payable by it at Second Closing shall represent a loan by CULS to the Company on terms no less favourable to the Company than the terms on which such financing could have been obtained by the Company from a third party lender on an unguaranteed basis.

7.3	Transfers of the Cayman Drug Business pursuant to Clause 7.1 shall be made by actual or constructive delivery of the relevant assets to the extent possible, and otherwise by execution of the appropriate instruments of transfer by the transferor and/or transferee in each case. Where any required consent to any such transfer has not been granted, the relevant assets and any moneys generated by or received in respect of such assets, shall be held on trust by the transferor for the transferee pending the granting of such consent in each case.

7.4	Acknowledging that no liabilities in respect of the Cayman Drug Business are intended to be transferred to CULS or the Company pursuant to this Agreement, Cayman Drug hereby undertakes to indemnify CULS and the Company for any liability incurred by either such party in respect of the Cayman Drug Business which (i) relates to any period prior to Second Closing, and/or (ii) is transferred to CULS or the Company at Second Closing on transfer of the Cayman Drug Business by operation of law or otherwise.

7.5	For the avoidance of doubt, the parties intend that the Store shall open for business to the public on the earliest practicable date upon each of the conditions set out in Clause 6.1, other than Clause 6.1(d) and (e), having been satisfied or waived, and that the opening of the Store shall not be delayed by the non-satisfaction or non-waiver of the conditions set out in Clause 6.1(d) and (e). Second Closing shall only take place on the Second Closing Date when and if such date is reached.

8	Intellectual Property Matters

8.1	The parties acknowledge that, with effect from First Closing, CULS Parent will grant to the Company a licence to use certain intellectual property on the terms set out in the Management Agreement.

8.2	If any party to this Agreement shall cease to be a shareholder in the Company, and the corporate name of the Company or any part of it contains any word or words the same as

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or similar to the corporate name or any distinctive part of the corporate name of that shareholder (the “Relevant Wording”), the remaining shareholders shall procure that:

(a)	within 30 days of such party ceasing to be a shareholder the corporate name shall be changed so as to exclude the Relevant Wording; and

(b)	within 90 days of such party ceasing to be a shareholder the Relevant Wording shall be removed from all signage, publicity materials or other materials of the Company and shall cease to be used in any way in connection with the business of the Company.

9	Representations and Warranties

9.1	Each Shareholder hereby represents and warrants as at the date of this Agreement, that the execution, delivery and performance by such Shareholder of this Agreement are within the powers of such Shareholder, have been duly authorized and will not constitute or result in a breach or default under, or conflict with, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which such Shareholder is a party or by which such Shareholder is bound, and will not violate any provisions of the incorporation documents, by-laws or similar documents or instruments, as may be applicable, of such Shareholder. Such Shareholder has obtained all consents required to be obtained and complied with all legal requirements necessary to be complied with in order for this Agreement or the issuance of the Shares to be lawful and valid under the laws of any jurisdiction to which such Shareholder is subject.

9.2	CULS agrees to represent and warrant as at Second Closing that it has good legal and beneficial title to any Inventory contributed to the Company pursuant to Clause 7.1(c).

9.3	NB and RB agree to represent and warrant as at First Closing and Second Closing to CULS and the Company that together they have good legal and beneficial title to all the issued shares of Cayman Drug, which are not encumbered in any manner.

9.4	Cayman Drug, RB and NB agree to represent and warrant as at First Closing and Second Closing to CULS and the Company that:

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(a)	Cayman Drug has good legal and beneficial title to all the assets of the Cayman Drug Business, which are not encumbered in any manner and there are no encumbrances or security interests of any sort over any of Cayman Drug’s assets or undertaking;

(b)	Cayman Drug is an ordinary limited liability company, duly incorporated and in good standing in the Cayman Islands, the books and records of which have been duly maintained and are up to date;

(c)	the Financial Statements present a reasonable view of the financial state of Cayman Drug and its business as at the date of, or period covered by, such Financial Statements and are not misleading;

(d)	Cayman Drug has not incurred any indebtedness in the nature of borrowings that has not been repaid in full, nor has it advanced any loan that has not been repaid in full, nor has it entered into any agreement to incur any indebtedness or advance any loan;

(e)	Cayman Drug has at all times conducted its business materially in accordance with all applicable laws and regulations;

(f)	Cayman Drug is not involved as claimant or defendant or otherwise in any litigation, arbitration or administrative proceedings and no such proceedings are pending or threatened.

9.5	Cayman Drug, RB and NB agree to warrant and represent at Second Closing to CULS and the Company that all necessary regulatory and other consents have been obtained for the transfer of the Cayman Drug Business to the Company.

9.6	RB agrees (i) to warrant and represent at First Closing to CULS and the Company that he, or a company under his control, has the absolute unconditional right to acquire good leasehold title to the Site with a term not less that 40 years, and (ii) to warrant and represent at Second Closing to CULS and the Company that he, or a company under his control, has good leasehold title to the Site with a term not less that 40 years.

***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *(REDACTED). A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10	CULS Call Option

10.1	CULS shall have the option to purchase all the Shares held by Cayman Drug (the “Call Shares”) at the Buy Out Price on any Buy Out Date or at any time upon the occurrence of a Buy Out Event (the “Call Option”). CULS may exercise the Call Option by delivering a written notice to Cayman Drug and the Company (the “Call Notice”) at least 20 Business Days prior to any Buy Out Date, if exercised in relation to a Buy Out Date, or at any time, if exercised in relation to a Buy Out Event, specifying the date on which the Call Option will be exercised (being a date at least 20 Business Days after the date of the Call Notice and not earlier than the relevant Buy Out Date, if delivered in relation to a Buy Out Date) (the “Call Exercise Date”).

10.2	The parties shall co-operate and take all reasonable steps to obtain any legal or regulatory consent required for CULS to purchase all the Shares held by Cayman Drug pursuant to the Call Option, including, without limitation, any required amendment to the licence held by the Company under the Local Companies (Control) Law (1999 Revision). The Call Exercise Date may be delayed for a period of up to six months whilst such consents are sought. If any necessary consent is not obtained within such six month period, then at the option of CULS either (i) the Call Notice shall lapse, but without prejudice to the right of CULS to deliver further Call Notices in relation to the same or subsequent Buy Out Dates or Buy Out Events or (ii) CULS may require Cayman Drug to transfer the Shares subject to the Call Option to any person designated by CULS where such transfer does not require any legal or regulatory consent or such consent has been obtained (and Cayman Drug agrees to co-operate in obtaining any required consent to such transfer).

10.3	On the Call Exercise Date, CULS shall pay the Buy Out Price to Cayman Drug by wire transfer to the Bodden Account. The Company shall forthwith update the Register of Members to show CULS as the holder of the Call Shares, and in so doing shall be entitled to rely solely upon the copy of the Call Notice delivered to it pursuant to this Clause 10. Cayman Drug shall promptly surrender to the Company for cancellation any share certificate representing Call Shares transferred pursuant to this

***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *(REDACTED). A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Clause 10. Cayman Drug shall also execute a release of any existing and future claims against CULS in the form provided by CULS, which will release CULS and its Affiliates.

11	Cayman Drug Put Option

11.1	Cayman Drug shall have the option to sell all its Shares (the “Put Shares”) to CULS at the Buy Out Price on the occurrence of a Sell Out Event (the “Put Option”). Cayman Drug may exercise the Put Option by delivering a written notice to CULS and the Company (the “Put Notice”) specifying the date (being a date at least 20 Business Days after the date of the Put Notice) on which the Put Option will be exercised (the “Put Exercise Date”).

11.2	The parties shall co-operate and take all reasonable steps to obtain any legal or regulatory consent required for CULS to purchase all the Shares held by Cayman Drug pursuant to the Put Option, including, without limitation, any required amendment to the licence held by the Company under the Local Companies (Control) Law (1999 Revision). The Put Exercise Date may be delayed for a period of up to six months whilst such consents are sought. If any necessary consent is not obtained within such six month period, the Put Notice shall lapse.

11.3	On the Put Exercise Date, CULS shall pay the Buy Out Price to Cayman Drug by wire transfer to the Bodden Account PROVIDED THAT if the Buy Out Price is equal to or greater than $200,000, CULS may elect to pay the Buy Out Price in five equal annual instalments (together with an amount of interest accrued up to the date of each such instalment on the then unpaid portion of the Buy Out Price at a rate of interest equal to the most favourable rate at which CULS Parent could borrow such outstanding amount from third party lenders on the first day of such annual period), with the first such instalment being payable on the Put Exercise Date and subsequent instalments being payable on the anniversary thereof. The Company shall forthwith update the Register of Members to show CULS as the holder of the Put Shares, and in so doing shall be entitled to rely solely upon the copy of the Put Notice delivered to it pursuant to this Clause 11. Cayman Drug shall promptly surrender to the Company

***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *(REDACTED). A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

for cancellation any share certificate representing Put Shares transferred pursuant to this Clause 11. Cayman Drug shall also execute a release of any existing and future claims against CULS in the form provided by CULS, which will release CULS and its Affiliates.

12	Buy Out Price

The Buy Out Price shall be an amount *(REDACTED), as set out in such accounts or extracted therefrom by the Company’s auditors, as calculated in accordance with U.S. generally accepted accounting principles as they are applied to CULS Parent by its auditors.

13	CULS Drag Along Right

13.1	If a third party offers to acquire all of the Shares held by CULS and CULS intends to accept such offer, CULS may deliver a written notice to Cayman Drug and the Company setting out reasonable details of such third party offer, including the proposed transfer date and consideration (the “Drag Along Notice”) requiring Cayman Drug to sell its Shares (the “Drag Along Shares”) to the third party at the same time and on the same terms. The date of such proposed transfer (the “Drag Along Date”) shall be at least 20 Business Days after the date of the Drag Along Notice.

13.2	On the Drag Along Date, CULS shall procure payment by the third party of the consideration set out in the Drag Along Notice to Cayman Drug by wire transfer to the Bodden Account. The Company shall forthwith update the Register of Members to show the third party as the holder of the Drag Along Shares, and in so doing shall be entitled to rely solely upon the copy of the Drag Along Notice delivered to it pursuant to this Clause 13. Cayman Drug shall promptly surrender to the Company for cancellation any share certificate representing Drag Along Shares transferred pursuant to this Clause 13. Cayman Drug hereby appoints CULS and any of its directors, officers or other authorised signatories as its attorney to provide any

***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *(REDACTED). A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

consents or execute any documentation on behalf of Cayman Drug required in connection with any such sale to a third party of its Drag Along Shares.

14	Company Sale

If a third party offers to acquire all or substantially all of the assets of the Company and CULS desires the Company to accept such offer, Cayman Drug agrees to co-operate with CULS for such purpose and to provide any required consents to such sale. Cayman Drug hereby appoints CULS and any of its directors, officers or other authorised signatories as its attorney to provide any consents or execute any documentation on behalf of Cayman Drug required in connection with any such sale to a third party of the Company’s assets.

15	Dividends and other Distributions

The Company will follow a full distribution policy and will, so far as possible, distribute realised profits and gains, after payment of Company expenses and establishment of reasonable reserves (which shall be determined by the directors of the Company in their absolute discretion) on each Distribution Date.

16	Buy Out Events and Sell Out Events

16.1	A Buy Out Event shall occur:

(a)	if Cayman Drug, NB or RB breaches or procures a breach of any term of this Agreement, and where such breach is capable of remedy the breach is continuing 30 days after written notice of the breach has been given by CULS;

(b)	if any bankruptcy proceedings are commenced in relation to NB or RB;

(c)	if Cayman Drug:

(i)	applies for or consents to the appointment of a receiver, trustee or liquidator of all or a substantial part of its assets;

***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *(REDACTED). A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	is unable, or admits in writing its inability, to pay its debts as they mature;

(iii)	makes a general assignment for the benefit of creditors;

(iv)	is adjudicated bankrupt or insolvent;

(v)	is dissolved;

(vi)	files a petition in bankruptcy or for re-organization or for an agreement pursuant to a bankruptcy act or any insolvency law providing for the relief of debtors, now or hereafter in effect;

(vii)	files an answer admitting the material allegations of, or consents to, or defaults in answering, a petition filed against it in any bankruptcy, re-organization or insolvency proceeding;

(viii)	takes corporate action for the purpose of effecting any of the foregoing; or

(ix)	purports to transfer any of its shares in the Company in violation of this Agreement; or

(d)	upon a change of control of Cayman Drug, which for these purposes shall mean that (i) any person other than NB or RB acquires control over greater than fifty per cent. of the voting share capital of Cayman Drug either alone or together with other persons with whom he is acting in concert or (ii) any person other than NB or RB acquires effective control over the day to day affairs of Cayman Drug.

(e)	upon a change of control of CULS, which for these purposes shall mean that any person who does not currently control CULS shall obtain control over greater than fifty per cent. of the voting share capital or the assets of CULS either alone or together with other persons with whom he is acting in concert.

***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *(REDACTED). A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

16.2	A Sell Out Event shall occur if at any time after the date which is five years after the date of this Agreement, CULS breaches any material term of this Agreement and, where such breach is capable of remedy, the breach is continuing and no actions have been commenced to cure the breach 30 days after written notice of the breach has been given to CULS.

17	Restrictive Covenants

17.1	Cayman Drug undertakes that it shall not, and undertakes to procure that neither NB, RB nor any other shareholder (or close relative of such shareholder) of Cayman Drug from time to time shall, take or omit to take, directly or indirectly, any action, where the taking or omitting to take such action (i) might reasonably be considered likely to result in, or which does result in, a revocation or suspension of, or the imposition of additional conditions in relation to, any licence or permit required by the Company to do business in the Cayman Islands including, without limitation, any licences granted to the Company pursuant to the Local Companies (Control) Law (1999 Revision) or the Trade and Business Licensing Law (2003 Revision) or (ii) otherwise has or may have a detrimental effect on or interfere with the business of the Company.

17.2	Cayman Drug undertakes that it shall not permit the transfer of any of its issued shares or issue any new shares (or, in each case, any other form of equity interests) without the prior written consent of CULS (which consent may be granted or withheld at the sole and absolute discretion of CULS).

17.3	Cayman Drug agrees that it will not enter into any agreement to transfer, or otherwise purport to transfer any of its Shares to a third party without the prior written consent of CULS.

18	No Conflict

Cayman Drug acknowledges and agrees that CULS shall be entitled to enter into any transaction or agreement of any sort whatsoever with the Company. Cayman Drug, NB and RB agree to waive any right they may have to compensation in their capacity as a direct or indirect Shareholder of the Company resulting from such transactions

***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *(REDACTED). A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

and/or agreements and to provide all necessary consents thereto and/or provide any necessary powers of attorney or other required authorising documentation. For the avoidance of doubt, but without limiting the foregoing, the following types of transaction shall be permitted:

(a)	any transaction pursuant to the terms of the Management Services Agreement or of the type contemplated by the Management Services Agreement;

(b)	CULS (or any of its Affiliates, or its or their employees or agents) shall be permitted to enter into negotiations or any agreement with any third party in relation to the establishment of any business venture in the Cayman Islands, including any such venture that may compete with the Company; and

(c)	CULS (or any of its Affiliates) shall be permitted to establish and/or carry on any other business venture in the Cayman Islands, whether or not such venture may compete with the Company.

19	Provision of Financial Statements

The Company shall, and the Shareholders agree to procure that the Company shall at the cost of the Company, provide quarterly financial statements (comprising a balance sheet, P&L statement and cash flow statement) to CULS within 20 Business Days of the end of each such financial quarter. Such financial statements shall be prepared in accordance with U.S. generally accepted accounting principles and on the same basis and for the same financial periods as CULS Parent prepares its accounts, and the Company shall employ such accounting methods and practices as are required for CULS Parent to comply with U.S. regulatory requirements (including any reporting obligations under U.S. securities laws).

20	Annual Audit

The Company shall, and the Shareholders agree to procure that the Company shall at the cost of the Company, have its accounts audited annually by an accounting firm

***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *(REDACTED). A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

nominated by CULS, in accordance with U.S. generally accepted accounting principles as they are applied by CULS Parent in its audited financial statements.

21	Confidentiality and Securities Laws

21.1	Each of the parties agrees to keep confidential all confidential information in its possession or that comes into its possession after the date of this Agreement in relation to any of the other parties (including any of their Affiliates) or the Company, this Agreement and any of the other agreements referred to herein, any action taken pursuant to this Agreement and the negotiations relating to this Agreement, except that the obligations contained in this Clause shall not apply to any disclosure of confidential information:

(a)	required by law or the rules of any regulatory body to which any party (or an Affiliate of any party) submits (including any securities listing authority or any stock exchange), as determined at the sole discretion of the disclosing party (and the parties acknowledge that CULS Parent may be required to disclose this Agreement and any financial information in relation to the Company in compliance with its obligations to the Securities Exchange Commission and NASDAQ); or

(b)	acquired by any party after it ceases to be a shareholder in the Company (or in the cases of NB and RB, after Cayman Drug ceases to be a shareholder in the Company), where such information is not acquired in breach of any duty of confidentiality; or

(c)	where such information has already entered the public domain other than as a result of a breach of confidentiality by the disclosing party.

21.2	Cayman Drug, NB and RB hereby agree and undertake to comply with all United States securities laws and regulations restricting the use of confidential information relating to CULS and/or CULS Parent including, without limitation, any laws and regulations concerning “insider dealing” (however termed) in relation to securities issued by CULS Parent.

***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *(REDACTED). A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

22	Guarantee

In consideration of CULS entering into this Agreement, NB and RB hereby jointly and severally unconditionally and irrevocably guarantee as a primary and continuing obligation the due performance by Cayman Drug of all its obligations under or pursuant to this Agreement, which shall include, without limitation, a guarantee of the accuracy of any representations and warranties given by Cayman Drug herein.

23	Supremacy of this Agreement

CULS, Cayman Drug, NB and RB shall each use their respective votes in the Company and shall use reasonable endeavours to pursue all other means at its disposal so as: (a) to ensure that this Agreement is duly performed; and (b) to ensure that the provisions of the Memorandum and Articles are not infringed (save that, in the event of any conflict between this Agreement and the Memorandum and the Articles, this Agreement shall prevail as between the parties).

24	Costs

The costs of and incidental to the incorporation of the Company shall be borne and paid by the Company. The costs of each of CULS and Cayman Drug incurred in the preparation and execution of this Agreement or any other agreement to be entered into at First Closing or otherwise pursuant to this Agreement, shall be borne by such party.

25	No Partnership or Agency

Nothing in this Agreement shall be deemed to constitute a partnership between CULS and Cayman Drug and/or NB and/or RB or constitute either party the agent of the other for any purpose or entitle either party to commit or bind the other party in any manner.

26	Entire agreement

This Agreement and any other Agreements entered into at First Closing pursuant to Clause 3 or otherwise to be entered into pursuant to the terms of this Agreement (the “Transaction Documents”) set out the entire agreement and understanding between

***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *(REDACTED). A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CULS, Cayman Drug, RB and NB with respect to the subject matter hereof. It is agreed that:

(a)	neither party has entered into this Agreement in reliance upon any representation, warranty or undertaking of the other party which is not expressly set out or referred to in the Transaction Documents;

(b)	no party shall have any claim or remedy in respect of misrepresentation (whether negligent or otherwise) or untrue statement made by the other party; and

(c)	this Clause shall not exclude any liability for fraudulent misrepresentation.

27	Mutual consultation and goodwill

CULS, Cayman Drug, NB and RB confirm their intention to promote the best interests of the Company and to consult fully on all matters materially affecting the development of the Company’s business. Without imposing any additional obligations not expressly set out in this Agreement, each party agrees that such obligations should be interpreted in light of their aforementioned intentions.

28	Notices

Any notice pursuant to this Agreement shall be in writing signed by (or by some person duly authorised by) the person giving it and may be served by leaving it or sending it by facsimile, prepaid recorded delivery or registered post to the address of the other party as follows (or to such other address as shall have been duly notified in accordance with this Clause). Notices shall be deemed given (i) three days after the date of mailing, (ii) the date of personal delivery or sending by facsimile, or (iii) two days after delivery to Federal Express or other overnight courier, as the case may be.

The details for notices are: Cost-U-Less Cayman Holdings C/o Cost-U-Less, Inc. 3633 136th Place SE, Ste 110 Bellevue, WA 98006

***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *(REDACTED). A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

USA Tel: +1-425-945-0213 Fax: +1-425-945-0214 Attention: J Jeffrey Meder

Cayman Drug Limited / Naul Bodden / Robert Bodden C/o NCB Consulting Ltd PO Box 1168 GT Grand Cayman, Cayman Islands Tel :+1-345-946-0166 Attention: Naul Bodden

29	Assignment

Unless expressly permitted herein, the assignment by Cayman Drug of any of its rights or obligations under this Agreement is expressly prohibited without the prior written consent of CULS and this Agreement shall be binding upon any successors or assigns of Cayman Drug. Any of the rights or obligations of CULS under this Agreement may be assigned to any person by CULS.

30	Amendment; Waiver

Except as expressly permitted by this Agreement, no amendment, modification, termination or waiver of any provision of this Agreement shall be valid unless expressed in writing and signed by all the parties to this Agreement. The waiver by either CULS or Cayman Drug of strict compliance of the provisions of this Agreement by the other shall not be interpreted as a waiver of any other right provided for in this Agreement, nor as a waiver to require the compliance of the same right on future occasions. For the purposes of this Clause 30, each of RB and NB appoints Cayman Drug and any of its directors and officers as his attorney to execute

***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *(REDACTED). A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

on his behalf any written consent to the amendment, modification, termination or waiver of any provision of this Agreement.

31	Survival and validity

If any provision of this Agreement is declared by a court of competent jurisdiction to be void, invalid or unenforceable in whole or in part and such provision is not related to the payment of any amount due to the Advisor hereunder, such declaration shall not affect the remaining parts or provisions of this Agreement, which shall remain valid and enforceable. In any such case the parties shall negotiate in good faith with a view to replacing the void or unenforceable part or provision with a new valid part or provision which preserves the original intention of the parties.

32	Termination Rights

If (i) the Lease has not been entered into pursuant to Clause 5.2 within 9 calendar months of the date of this Agreement, or (ii) Second Closing has not occurred by the date which is 24 calendar months after the date of this Agreement and such non-occurrence is the result of non-satisfaction of any of the conditions set out in Clause 6, CULS may terminate this Agreement immediately on written notice to Cayman Drug at any time.

33	Authority of NB and RB

Cayman Drug agrees and acknowledges that CULS will be entitled to rely on the authority of NB and/or RB to act on behalf of Cayman Drug in respect of any waiver, consent, acknowledgement or other document or action given, executed or carried out under or pursuant to the terms of this Agreement, until written notice of the revocation of such authority is given to CULS by Cayman Drug.

***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *(REDACTED). A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

34	Governing Law, etc.

This Agreement shall be governed by, and construed in accordance with, the laws of the Cayman Islands.

The parties agree that all disputes in relation to this Agreement shall be resolved by binding arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules, before one arbitrator, with limited discovery in Atlanta, Georgia, USA. The arbitrator shall apply the laws of the Cayman Islands without regard to the conflict of laws principle. Any arbitration award in respect of this Agreement may be enforced in any court of competent jurisdiction.

34.1	The parties agree that the courts of the State of Georgia, U.S.A. shall have jurisdiction to resolve any disputes in relation to, or to grant any order to enforce, Clause 34.2 of this Agreement and the parties irrevocably agree to submit to such jurisdiction and to waive any right to object on the grounds of forum non conveniens or otherwise.

35	Counterparts

This Agreement, and any amendment hereto, may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument, binding on the parties, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

36	No Inferences

Each of NB and RB hereby confirms that he has had the opportunity to consult legal counsel prior to his entry into this Agreement. The parties agree that the terms of this Agreement have been fully negotiated and that no terms shall be construed against CULS or the Company merely on the basis that the Agreement has been drafted by legal counsel to CULS.

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SCHEDULE 1

Memorandum and Articles of Association

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SCHEDULE 2

Management Services Agreement

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SCHEDULE 3

Financial Statements

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SCHEDULE 4

Loan and Security Agreements

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as a deed on the day and year first before written.

Executed as a deed by	)
Cost-U-Less Cayman Holdings	)
by	)	_________________________________________
duly authorised in that behalf	)

Executed as a deed by	)
Cayman Drug Limited	)
by	)	_________________________________________
duly authorised in that behalf	)

Executed as a deed by	)
Cayman Cost-U-Less Limited	)
by	)	_________________________________________
duly authorised in that behalf	)

Executed as a deed by	)
Naul Bodden	)	_________________________________________

In the presence of	)
Name:	)	_________________________________________

Executed as a deed by	)
Robert Bodden	)	_________________________________________

In the presence of	)
Name:	)	_________________________________________